05 | 06 | 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com/fundinfo. You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.gafunds/resource-insight-center/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directory with the Guinness Atkinson Funds, by calling 800-915-6565.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, such as a broker or bank, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly, you can call 800-915-6565 to request that you continue to receive paper copies of the Guinness Atkinson Funds’ shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective

The Alternative Energy Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Energy Fund:

Shareholder Fees (fees paid directly from your investment)	None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		1.00%
Distribution (12b-1) Fees:		None
Other Expenses:		1.57%
Shareholder Servicing Plan Fees	0.20%
All Other Expenses	1.37%
Total Annual Fund Operating Expenses:		2.57%
Fee Waiver/Expense Reimbursement(2):		-0.59%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2):		1.98%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)

The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2020. To the extent that the Advisor absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This example is intended to help you compare the cost of investing in the Alternative Energy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$201	$734	$1,303	$2,853

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.54% of the average value of its portfolio.

Principal Investment Strategies

The Alternative Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of alternative energy companies (both U.S. and non-U.S.). Alternative energy companies include, but are not limited to companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels and the various companies that provide the equipment and technologies that enable these sources to be tapped, used, stored or transported, including companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Advisor will invest the Fund’s assets in securities of all market capitalization companies and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in equity securities of companies, wherever located, engaged in the alternative energy industries.

Principal Risks

Your investment in the Fund is subject to the risks common to all mutual funds that invest in equity securities and there can be no assurance that the Fund will achieve its investment objective. Risks associated with investments in the Fund can increase during times of market volatility. Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this Fund. The principal risks are:

Market Risk. The stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

Equity Securities Risk. The market value of an equity security may fluctuate, sometimes rapidly and unpredictably. A variety of factors can negatively impact the value of common stocks, including a company’s financial condition, as well as economic factors such as interest rates and inflation rates and non-economic factors such as political events.

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, differences in accounting, audit or reporting standards, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Emerging Markets Risk. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Market Capitalization Risk. The Fund invests without regard to capitalization, and will invest in small-capitalization or mid-capitalization companies, which are generally more risky than investments in larger companies; the securities of small- and mid-cap companies may be subject to greater volatility and may have lower liquidity.

Management Risk. There is a risk that the investment strategy does not achieve the Fund’s objective, or that the portfolio manager’s judgment as to the growth, income or dividend potential or value of a security proves to be wrong, or that the Advisor does not implement the strategy properly.

Industry Risks. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fluctuate or decline due to many factors, including international political developments, production and distribution policies of the OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, changes in governmental regulations affecting the energy sector, and changes in technology affecting the alternative energy industry. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors.

For more information on the risks of investing in this Fund, please see the Principal Risks and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The annual returns bar chart demonstrates the risks of investing in the Alternative Energy Fund by showing how the Fund’s performance has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as well as two energy-sector indices that, more closely resemble the investments of the Fund. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 33.55% (for the quarter ended June 30, 2009). The worst performance was -37.85% (for the quarter ended September 30, 2011).

Average Annual Total Returns as of 12/31/18	One Year	Five Years	Ten Years
Alternative Energy Fund:
Return Before Taxes	-15.49%	-8.49%	-6.22%
Return After Taxes on Distributions(1)	-15.51%	-8.49%	-6.21%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.15%	-6.16%	-4.33%
MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses)	-8.71%	4.56%	9.66%
Wilderhill Clean Energy Index (ECO)	-14.57%	-7.08%	-5.71%

(1)

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

The MSCI World Index is the Fund’s primary benchmark and replaces the Wilderhill Clean Energy Index. The MSCI World Index is more representative of the Fund’s investment strategies.

Investment Advisor

Guinness AtkinsonTM Asset Management, Inc. For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager

Edward Guinness, Portfolio Manager, has been the lead manager of the Fund since April 2013 and was co-manager of the Fund from February 2007 through April 2013. Jonathan Waghorn, Portfolio Manager, and Will Riley, Portfolio Manager, have been co-portfolio managers of the Fund since January 2019. Messrs. Guinness, Waghorn and Riley are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from such tax-deferred arrangements may be taxable. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

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